Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT:

GRAMERCY CAPITAL CORP:
Robert R. Foley
Chief Financial Officer
(212) 297-1000
Or
Heidi Gillette
Director, Investor Relations
(212) 297-1000

AMERICAN FINANCIAL REALTY TRUST:
Muriel Lange
Director, Investor Relations
(215) 887-2280

Gramercy Capital Corp. and American Financial Realty Trust Set Record Date and Date of Special
Meetings for Votes with Respect to Merger

NEW YORK, NY — December 20, 2007 – Gramercy Capital Corp. (NYSE: GKK), “Gramercy”, and American Financial Realty Trust (NYSE: AFR), “American Financial”, announced today that each has called a special meeting of shareholders on February 13, 2008 at The Hilton New York, 1335 Avenue of the Americas, New York, New York. At American Financial’s special meeting of shareholders, which will begin at 10:00 A.M. local time, it will seek shareholder approval of the agreement and plan of merger dated November 2, 2007 with Gramercy and certain affiliates of Gramercy and the transactions contemplated thereby. At Gramercy’s special meeting of shareholders, which will begin at 10:30 A.M. local time, it will seek shareholder approval of the issuance of shares of Gramercy’s common stock in the merger contemplated by the merger agreement.

Gramercy’s shareholders of record on January 2, 2008 will be entitled to notice of and to vote at Gramercy’s special meeting of shareholders. American Financial’s shareholders of record on January 2, 2008 will be entitled to notice of and to vote at American Financial’s special meeting of shareholders.

Gramercy and American Financial expect the mergers contemplated by the merger agreement to occur during the second half of March 2008, although the companies reserve the right to close earlier.

Company Profile

Gramercy Capital Corp. is a commercial real estate specialty finance company that focuses on the direct origination and acquisition of whole loans, subordinate interests in whole loans, mezzanine loans, preferred equity, CMBS and other real estate securities, and net lease investments involving commercial properties throughout the United States.

Gramercy is externally-managed by GKK Manager LLC, which is a majority-owned subsidiary of SL Green Realty Corp. (NYSE: SLG). Gramercy is headquartered in New York City and has a regional investment office in Los Angeles, California.

About American Financial Realty Trust

American Financial Realty Trust is a self-administered, self-managed real estate investment trust that acquires properties from, and leases properties to, regulated financial institutions. American Financial through its operating partnership and various affiliates owns and manages its assets primarily under long-term triple net and bond net leases with banks.

For more information on American Financial Realty Trust, visit its website at http://www.afrt.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this press release are forward-looking statements. All forward-looking statements speak only as of the date of this press release. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements or transactions of Gramercy, American Financial, SL Green and their affiliates or industry results or the benefits of the proposed transaction to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements. Such risks, uncertainties and other factors relate to, among others, approval of the transaction by the stockholders of Gramercy and American Financial, the satisfaction of closing conditions to the transaction, difficulties encountered in integrating the companies and the effects of general and local economic conditions, interest rates, capital market conditions, bankruptcies and defaults of borrowers or tenants in properties securing the companies’ investments, and other factors, which are beyond the companies’ control. Additional information or factors which could impact the companies and the forward-looking statements contained herein are included in each company’s filings with the Securities and Exchange Commission. The companies assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Additional Information and Where to Find It

This press release does not constitute an offer of any securities for sale. Gramercy has filed with the SEC a Registration Statement on Form S-4, which includes a joint proxy statement/prospectus of Gramercy and American Financial and other relevant materials in connection with the proposed transaction. The joint proxy statement/prospectus will be mailed to the stockholders of Gramercy and American Financial. Investors and security holders of Gramercy and American Financial are urged to read the joint proxy statement/prospectus and the other relevant materials when they become available because they will contain important information about Gramercy, American Financial and the proposed transaction. The joint proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by Gramercy or American Financial with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Gramercy by contacting Gramercy’s Investor Relations at www.gramercycapitalcorp.com or via telephone at 212-297-1000. Investors and security holders may obtain free copies of the documents filed with the SEC by American Financial at www.afrt.com or via telephone at 215-887-2280. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION.

Gramercy and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Gramercy and American Financial in favor of the proposed transaction. Information about the directors and executive officers of Gramercy and their respective interests in the proposed transaction is set forth in Gramercy’s proxy statements for its 2007 annual meeting and will be available in the joint proxy statement/prospectus.

American Financial and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of American Financial and Gramercy in favor of the proposed transaction. Information about the directors and executive officers of American Financial and their respective interests in the proposed transaction is set forth in American Financial’s proxy statements for its 2007 annual meeting and will be available in the joint proxy statement/prospectus.